Subscription Agreement

As of __________, 2011

To the Board of Directors of
Green Power Enterprises, Inc.:

Gentlemen:

The undersigned hereby subscribes for and agrees to purchase _____ warrants (“Warrants”), each to purchase one Ordinary Share, at $0.50 per Warrant, of Green Power Enterprises, Inc. (the “Corporation”) for an aggregate purchase price of $_____ (“Purchase Price”).  The purchase and issuance of the Warrants shall occur simultaneously with the consummation of the Corporation’s initial public offering of securities (“IPO”) which is being underwritten by Rodman & Renshaw, LLC (“Rodman”).  The Warrants will be sold to the undersigned on a private placement basis and not part of the IPO.

At least 24 hours prior to the effective date of the registration statement filed in connection with the IPO (“Registration Statement”), the undersigned shall deliver the Purchase Price to Graubard Miller, as escrow agent (“Escrow Agent”), to hold in a non-interest bearing account until the Corporation consummates the IPO.  Simultaneously with the consummation of the IPO, the Escrow Agent shall deposit the Purchase Price, without interest or deduction, into the trust fund (“Trust Fund”) established by the Corporation for the benefit of the Corporation’s public shareholders as described in the Corporation’s Registration Statement, pursuant to the terms of an Investment Management Trust Agreement to be entered into between the Corporation and Continental Stock Transfer & Trust Company.  In the event that the IPO is not consummated within 14 days of the date the Purchase Price is delivered to the Escrow Agent, the Escrow Agent shall return the Purchase Price to the undersigned, without interest or deduction.

The undersigned represents and warrants that he has been advised that the Warrants have not been registered under the Securities Act; that he is acquiring the Warrants for its account for investment purposes only; that he has no present intention of selling or otherwise disposing of the Warrants in violation of the securities laws of the United States; that he is an “accredited investor” as defined by Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”); and that he is familiar with the proposed business, management, financial condition and affairs of the Corporation.

Moreover, the undersigned agrees that he shall not sell or transfer the Warrants or any underlying securities (except to (i) the undersigned’s officer’s, directors and/or employees or the undersigned’s members upon its liquidation, in each case if the undersigned is an entity or (ii) by bona fide gift to a member of the undersigned’s immediate family or to a trust, the beneficiary of which is the undersigned or a member of the undersigned’s immediate family for estate planning purposes, by virtue of the laws of descent and distribution upon death or pursuant to a qualified domestic relations order, in each case if the undersigned is an individual, and in all cases provided the transferee agrees to be bound by the restrictions set forth in this subscription agreement) until after the Corporation consummates a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”) and acknowledges that the certificates for such Warrants shall contain a legend indicating such restriction on transferability.

The Warrants will be identical to the warrants underlying the units being offered by the Corporation in the IPO except that the Corporation hereby acknowledges and agrees that the Warrants shall not be redeemable by the Corporation and shall be exercisable on a cashless basis by surrendering such Warrants for that number of Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of Ordinary Shares underlying the Warrants, multiplied by the difference between the Warrant exercise price and the “Fair Market Value” (defined below) by (y) the Fair Market Value; provided, however, that no cashless exercise shall be permitted unless the Fair Market Value is higher than the exercise price.  The “Fair Market Value” shall mean the average reported last sale price of the Ordinary Shares for the 10 trading days ending on the day prior to the date of exercise, in each case so long as the Warrants are held by the undersigned or his affiliates.

The undersigned hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Fund with respect to any Ordinary Shares acquired by the undersigned in connection with the exercise of the Warrants purchased hereby pursuant to this Agreement (“Claim”) and hereby waives any Claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Corporation and will not seek recourse against the Trust Fund for any reason whatsoever.

 The undersigned hereby waives any and all rights to assert any present or future claims, including any right of rescission, against the Corporation or the underwriters in the IPO with respect to their purchase of the Warrants, and the undersigned agrees to indemnify and hold the Corporation and the underwriters in the IPO harmless from all losses, damages or expenses that relate to claims or proceedings brought against the Corporation or such underwriters by the undersigned of the Warrants.

Very truly yours,

Agreed to:

Green Power Enterprises, Inc.

By:
Name:
Title:

Rodman & Renshaw, LLC

By:
Name:
Title:

Graubard Miller

By:
Name:
Title:

177871.2